UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2015

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

(847) 943-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On February 25, 2015, we announced and priced an offering of euro-denominated fixed rate notes due 2022, euro-denominated fixed rate notes due 2027, euro-denominated fixed rate notes due 2035 and sterling-denominated fixed rate notes due 2045 (collectively, the “Notes” and the “Notes Offerings”).

In connection with the Notes Offerings, on February 25, 2015, we entered into a Terms Agreement in respect of the euro-denominated Notes and a separate Terms Agreement in respect of the sterling-denominated Notes (collectively the “Terms Agreements”) in each case with Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc and Société Générale, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which we agreed to issue and sell the respective Notes to the respective Underwriters. The provisions of an Amended and Restated Underwriting Agreement dated as of February 28, 2011 (the “Underwriting Agreement”) are incorporated by reference into the Terms Agreements. A copy of the Underwriting Agreement is filed as Exhibit 1.1 and copies of the Terms Agreements are filed as Exhibits 1.2 and 1.3 to this Current Report.

We have filed with the Securities and Exchange Commission (the “SEC”) a Prospectus dated March 5, 2014, a Prospectus Supplement for the euro-denominated Notes dated February 25, 2015 and a Prospectus Supplement for the sterling-denominated Notes dated February 25, 2015, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-194330) (the “Registration Statement”) in connection with the public offering of the Notes. We are filing the items listed below as exhibits to this Current Report for the purpose of incorporating them as exhibits to the Registration Statement.

We expect the Notes Offerings to close on March 6, 2015, subject to customary closing conditions.

Item 9.01.	Financial Statements and Exhibits.

(d)	The following exhibits are being filed with this Current Report on Form 8-K.

Exhibit Number	Description

1.1	Amended and Restated Underwriting Agreement, dated February 28, 2011 (incorporated by reference to Exhibit 1.1 to Kraft Foods Inc.’s Registration Statement on Form S-3 filed with the SEC on February 28, 2011).

1.2	Terms Agreement for the euro-denominated Notes among Mondelēz International, Inc., Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc and Société Générale, as representatives of the several underwriters named therein, dated February 25, 2015.

1.3	Terms Agreement for the sterling-denominated Notes among Mondelēz International, Inc., Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc and Société Générale, as representatives of the several underwriters named therein, dated February 25, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

By:	/s/ Carol J. Ward
Name:	Carol J. Ward
Title:	Vice President and Corporate Secretary

Date: February 26, 2015

EXHIBIT INDEX

Exhibit Number	Description

1.1	Amended and Restated Underwriting Agreement, dated February 28, 2011 (incorporated by reference to Exhibit 1.1 to Kraft Foods Inc.’s Registration Statement on Form S-3 filed with the SEC on February 28, 2011).

1.2	Terms Agreement for the euro-denominated Notes among Mondelēz International, Inc., Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc and Société Générale, as representatives of the several underwriters named therein, dated February 25, 2015.

1.3	Terms Agreement for the sterling-denominated Notes among Mondelēz International, Inc., Credit Suisse Securities (Europe) Limited, Deutsche Bank AG, London Branch, The Royal Bank of Scotland plc and Société Générale, as representatives of the several underwriters named therein, dated February 25, 2015.